CERTIFICATE OF INCORPORATION
                                      OF

                          PILGRIM'S PRIDE CORPORATION



              FIRST:    THE NAME OF THE CORPORATION IS PILGRIM'S PRIDE
         CORPORATION.

              SECOND:   THE ADDRESS OF THE REGISTERED OFFICE OF THE CORPORATION
         IN THE STATE OF DELAWARE IS 1209 ORANGE STREET IN THE CITY OF WILMINGTON, COUNTY OF NEW CASTLE. THE NAME OF ITS REGISTERED AGENT AT THAT ADDRESS IS THE CORPORATION TRUST COMPANY.

              THIRD:    THE PURPOSE OF THE CORPORATION IS TO ENGAGE IN ANY
         LAWFUL ACT OR ACTIVITY FOR WHICH A CORPORATION MAY BE ORGANIZED UNDER THE GENERAL CORPORATION LAW OF DELAWARE AS SET FORTH IN TITLE 8 OF THE DELAWARE CODE (THE "GCL').

              FOURTH:   THE AGGREGATE NUMBER OF SHARES OF CAPITAL STOCK WHICH
         THE CORPORATION SHALL HAVE AUTHORITY TO ISSUE IS 50,000,000 SHARES, CONSISTING OF 5,000,000 SHARES OF PREFERRED STOCK, PAR VALUE $.0L PER SHARE ("PREFERRED STOCK"), AND 45,000,000 SHARES OF COMMON STOCK, PAR VALUE $.01. PER SHARE (THE "COMMON STOCK").

              THE FOLLOWING IS A STATEMENT OF THE DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS IN RESPECT OF THE CLASSES OF STOCK OF THE CORPORATION, AND OF THE AUTHORITY WITH RESPECT THERETO EXPRESSLY VESTED IN THE BOARD OF DIRECTORS OF THE
         CORPORATION:

         PREFERRED STOCK

              SHARES OF THE PREFERRED STOCK MAY BE ISSUED FROM TIME TO TIME IN ONE OR MORE SERIES, THE SHARES OF EACH SERIES TO HAVE SUCH VOTING POWERS, FULL OR LIMITED, OR NO VOTING POWERS, AND SUCH DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS, AND QUALIFICATIONS LIMITATIONS OR RESTRICTIONS THEREOF, AS SHALL BE STATED AND EXPRESSED IN A RESOLUTION OR RESOLUTIONS PROVIDING FOR THE ISSUE OF SUCH SERIES ADOPTED BY THE BOARD OF DIRECTORS OF THE CORPORATION. THE BOARD OF DIRECTORS OF THE CORPORATION IS HEREBY EXPRESSLY AUTHORIZED, SUBJECT TO THE LIMITATIONS PROVIDED BY LAW, TO ESTABLISH AND DESIGNATE SERIES OF THE PREFERRED STOCK, TO FIX THE NUMBER OF SHARES CONSTITUTING EACH SERIES, AND TO FIX THE DESIGNATIONS AND THE RELATIVE POWERS, RIGHTS, PREFERENCES AND LIMITATIONS OF THE SHARES OF EACH SERIES AND THE VARIATIONS IN THE RELATIVE POWERS, RIGHTS, PREFERENCES AND LIMITATIONS AS BETWEEN SERIES, AND TO INCREASE AND TO DECREASE THE NUMBER OF SHARES CONSTITUTING EACH SERIES.

COMMON STOCK

     A. DIVIDENDS. SUBJECT TO THE PRIOR RIGHTS AND PREFERENCES OF THE PREFERRED STOCK AND SUBJECT TO THE PROVISIONS AND ON THE CONDITIONS SET FORTH IN THE FOREGOING PART OF THIS ARTICLE FOURTH OR IN ANY RESOLUTION OF THE BOARD OF DIRECTORS OF THE CORPORATION, DIVIDENDS MAY BE PAID ON THE COMMON STOCK IN MONEY, PROPERTY OR COMMON STOCK, AS AND WHEN DECLARED BY THE BOARD OF DIRECTORS OF THE CORPORATION OUT OF ANY FUNDS OF THE CORPORATION LEGALLY AVAILABLE FOR THE PAYMENT THEREOF.

     B. VOTING. THE SHARES OF COMMON STOCK SHALL BE FULLY VOTING STOCK AT THE RATE OF ONE VOTE FOR EACH SHARE OF COMMON STOCK.

     C. LIQUIDATION RIGHTS. IN THE EVENT OF ANY LIQUIDATION9 DISSOLUTION OR WINDING UP OF THE AFFAIRS OF THE CORPORATION, WHETHER VOLUNTARY OR INVOLUNTARY, AFTER PAYMENT OR PROVISION FOR PAYMENT OF THE DEBTS AND OTHER LIABILITIES OF THE CORPORATION AND AFTER DISTRIBUTION IN FULL OF THE PREFERENTIAL AMOUNTS TO BE DISTRIBUTED TO THE HOLDERS OF SHARES OF ANY AND ALL IES OF PREFERRED STOCK, THE HOLDERS OF SHARES OF COMMON STOCK SHALL BE ENTITLED TO RECEIVE ALL THE REMAINING ASSETS OF THE CORPORATION AVAILABLE FOR DISTRIBUTION TO ITS STOCKHOLDERS, RATABLY IN PROPORTION TO THE NUMBER OF SHARES OF COMMON STOCK HELD BY THEM.

     FIFTH:    THE  NAME AND MAILING ADDRESS OF THE  SOLE  INCORPORATOR  IS  AS
FOLLOWS:
               NAME                        MAILING ADDRESS
          VAN M. JOLAS              RAIN HARRELL EMERY YOUNG & DOKE
                                                                         4200
REPUBLICBANK TOWER

DALLAS, TEXAS 75201














                                      -2-
     SIXTH:    THE NAME AND MAILING ADDRESS OF EACH PERSON WHO IS TO SERVE AS A
DIRECTOR UNTIL THE FIRST ANNUAL MEETING OF THE STOCKHOLDERS OR UNTIL HIS SUCCESSOR IS ELECTED AND QUALIFIED IS AS FOLLOWS:

              NAME                           MAILING ADDRESS


     LONNIE A. PILGRIM              P.O. BOX 93, PITTSBURG, TEXAS 75686

     CLIFFORD S. BUTLER             P.O. BOX 93, PITTSBURG, TEXAS 75686

     ROBERT E. HENDRIX              P.O. BOX 93, PITTSBURG, TEXAS 75686

     JAMES J. MINER, PH.D.          P.O. BOX 93, PITTSBURG, TEXAS 75686

     CHARLES L. BLACK               P.O. BOX 93, PITTSBURG, TEXAS 75686

     RICHARD C. LARKIN              P.O. BOX 93, PITTSBURG, TEXAS 75686

     JAMES G. VETTER, JR.           P.O. BOX 93, PITTSBURG, TEXAS 75686

     ROBERT E. HILGENFELD           P.O. BOX 93, PITTSBURG, TEXAS 75686

     SCOTT D. JACKSON               P.O. BOX 93, PITTSBURG, TEXAS 75686

     VANCE C. MILLER                P.O. BOX 93, PITTSBURG, TEXAS 75686

     LONNIE KEN PILGRIM             P.O. BOX 93, PITTSBURG, TEXAS 75686

     SEVENTH: THE FOLLOWING PROVISIONS ARE INSERTED FOR THE MANAGEMENT OF THE BUSINESS AND THE CONDUCT OF THE AFFAIRS OF THE CORPORATION, AND FOR FURTHER DEFINITION, LIMITATION AND REGULATION OF THE POWERS OF THE CORPORATION AND OF ITS DIRECTORS AND STOCKHOLDERS,

          (1) THE BUSINESS AND AFFAIRS OF THE CORPORATION SHALL BE MANAGED BY OR UNDER THE DIRECTION OF THE BOARD OF DIRECTORS.

          (2) THE DIRECTORS SHALL HAVE CONCURRENT POWER WITH THE STOCKHOLDERS TO MAKE, ALTER, AMEND, CHANGE, ADD OR TO REPEAL THE BY-LAWS OF THE CORPORATION.

          (3) THE NUMBER OF DIRECTORS OF THE CORPORATION SHALL BE AS FROM TIME TO TIME FIXED BY, OR IN THE MANNER PROVIDED IN, THE BY-LAWS OF THE CORPORATION. ELECTION OF DIRECTORS NEED NOT BE BY WRITTEN BALLOT UNLESS THE BY-LAWS SO PROVIDE.
                                       -3-
          (4) IN ADDITION TO THE POWERS AND AUTHORITY HEREIN-BEFORE OR BY STATUTE EXPRESSLY CONFERRED UPON THEM, THE DIRECTORS ARE HEREBY EMPOWERED TO EXERCISE ALL SUCH POWERS AND DO ALL SUCH ACTS AND THINGS AS MAY BE EXERCISED OR DONE BY THE CORPORATION, SUBJECT, NEVERTHELESS, TO THE PROVISIONS OF THE GCL,. THIS CERTIFICATE OF INCORPORATION, AND ANY BY-LAWS ADOPTED BY THE STOCKHOLDERS; PROVIDED, HOWEVER, THAT NO BY-LAWS HEREAFTER ADOPTED BY THE STOCKHOLDERS SHALL INVALIDATE ANY PRIOR ACT OF THE DIRECTORS WHICH WOULD HAVE BEEN VALID IF SUCH BY-LAWS HAD NOT BEEN ADOPTED.

     EIGHTH: MEETINGS OF STOCKHOLDERS MAY BE HELD WITHIN OR WITHOUT THE STATE OF DELAWARE, AS THE CORPORATION'S BYLAWS MAY PROVIDE. THE BOOKS OF THE CORPORATION MAY BE KEPT (SUBJECT TO ANY PROVISION CONTAINED IN THE STATUTES) OUTSIDE THE STATE OF DELAWARE AT SUCH PLACE OR PLACES AS MAY BE DESIGNATED FROM TIME TO TIME BY THE BOARD OF DIRECTORS OR IN THE BYLAWS OF THE CORPORATION.

     NINTH;  WHENEVER  A  COMPROMISE  OR  ARRANGEMENT  IS  PROPOSED BETWEEN THE
CORPORATION AND ITS CREDITORS OR ANY CLASS OF THEM AND/OR BETWEEN THE CORPORATION AND ITS STOCKHOLDERS OR ANY CLASS OF THEM, ANY COURT OF EQUITABLE JURISDICTION WITHIN THE STATE OF DELAWARE MAY, ON THE APPLICATION IN A SUMMARY WAY OF THE CORPORATION OR OF ANY CREDITOR OR STOCKHOLDER THEREOF OR ON THE APPLICATION OF ANY RECEIVER OR RECEIVERS APPOINTED FOR THE CORPORATION UNDER THE PROVISIONS OF SECTION 291 OF THE GCL OR ON THE APPLICATION OF TRUSTEES IN DISSOLUTION OR OF ANY RECEIVER OR RECEIVERS APPOINTED FOR THE CORPORATION UNDER
SECTION 279 OF THE GCL, ORDER A MEETING OF THE CREDITORS OR CLASS OF CREDITORS, AND/OR OF THE STOCKHOLDERS OR CLASS OF STOCKHOLDERS OF THE CORPORATION, AS THE CASE MAY BE, TO BE SUMMONED IN SUCH MANNER AS THE SAID COURT DIRECTS. IF A MAJORITY IN NUMBER REPRESENTING THREE-FOURTHS IN VALUE OF THE CREDITORS OR CLASS OF CREDITORS, AND/OR OF THE STOCKHOLDERS OR CLASS OF STOCKHOLDERS OF THE CORPORATION, AS THE CASE MAY BE, AGREE TO ANY COMPROMISE OR ARRANGEMENT AND TO ANY REORGANIZATION OF THE CORPORATION AS A CONSEQUENCE OF MUCH COMPROMISE OR ARRANGEMENT, THE SAID COMPROMISE OR ARRANGEMENT AND THE SAID REORGANIZATION SHALL, IF SANCTIONED BY THE COURT TO WHICH THE SAID APPLICATION HAS BEEN MADE, BE BINDING ON ALL THE CREDITORS OR CLASS OF CREDITORS, AND/OR ON ALL THE STOCKHOLDERS OR CLASS OF STOCKHOLDERS, OF THE CORPORATION, AS THE CASE MAY BE, AND ALSO ON THE CORPORATION.

     TENTH: THE DIRECTORS OF THE CORPORATION SHALL NOT BE PERSONALLY LIABLE TO THE CORPORATION OR ITS STOCKHOLDERS FOR MONETARY DAMAGES FOR BREACH OF FIDUCIARY DUTY AS A DIRECTOR; PROVIDED, HOWEVER, THAT THIS PROVISION SHALL NOT ELIMINATE OR LIMIT THE LIABILITY OF A DIRECTOR OF THE CORPORATION (I) FOR ANY BREACH OF THE DIRECTOR'S DUTY OF LOYALTY TO THE CORPORATION OR ITS STOCKHOLDERS, (II) FOR ACTS OR OMISSIONS NOT IN GOOD FAITH OR WHICH INVOLVE INTENTIONAL MISCONDUCT OR A KNOWING VIOLATION OF LAW, (III) UNDER SECTION 174 OF THE GCL, OR (IV) FOR ANY TRANSACTION FROM WHICH THE DIRECTOR DERIVED AN IMPROPER PERSONAL BENEFIT.

     ELEVENTH: THE CORPORATION RESERVES THE RIGHT TO AMEND, ALTER, CHANGE OR REPEAL ANY PROVISION CONTAINED IN THIS CERTIFICATE OF INCORPORATION, IN THE MANNER NOW OR HEREAFTER PRESCRIBED BY STATUTE, AND ALL RIGHTS CONFERRED UPON STOCKHOLDERS HEREIN ARE GRANTED SUBJECT TO THIS RESERVATION.

     I, THE UNDERSIGNED, BEING THE SOLE INCORPORATOR HEREINBEFORE NAMED, FOR THE PURPOSE OF FORMING A CORPORATION PURSUANT TO THE GCL, DO MAKE THIS CERTIFICATE, HEREBY DECLARING AND CERTIFYING THAT THIS IS MY ACT AND DEED AND THE FACTS HEREIN STATED ARE TRUE, AND ACCORDINGLY HAVE HEREUNTO SET MY HAND THIS 9TA DAY OF
SEPTEMBER, 1986.
 						/s/ Van M. Jolas
                                            VAN M.JOLAS

                             CERTIFICATE OF MERGER



     PURSUANT TO THE PROVISIONS OF SECTION 252(C) OF THE GENERAL CORPORATION LAW OF THE STATE OF DELAWARE, PILGRIM'S PRIDE CORPORATION, A DELAWARE CORPORATION, DOES HEREBY ADOPT THE FOLLOWING CERTIFICATE OF MERGER:

     1. THE NAME AND STATE OF INCORPORATION OF EACH OF THE CONSTITUENT CORPORATIONS IS:

           NAME OF
          CORPORATION                              STATE
          PILGRIM'S PRIDE CORPORATION              TEXAS
          PILGRIM'S PRIDE CORPORATION              DELAWARE

     2. THE PLAN AND AGREEMENT OF MERGER (THE "MERGER AGREEMENT") BETWEEN PILGRIM S PRIDE CORPORATION AND PILGRIM'S PRIDE CORPORATION, A TEXAS CORPORATION ("PPC"), DATED OCTOBER 25, 1986. ATTACHED HERETO AS EXHIBIT A, HAS BEEN APPROVED, ADOPTED, CERTIFIED, EXECUTED AND ACKNOWLEDGED BY EACH OF THE CONSTITUENT CORPORATIONS IN ACCORDANCE WITH SUBSECTION (C) OF SECTION 252 OF THE GENERAL CORPORATION LAW OF THE STATE OF DELAWARE.

     3      THE NAME OF THE SURVIVING CORPORATION IS PILGRIM A PRIDE
CORPORATION, A DELAWARE CORPORATION.

     4      THE CERTIFICATE OF INCORPORATION OF PILGRIM S PRIDE CORPORATION
SHALL BE THE CERTIFICATE OF INCORPORATION OF THE SURVIVING CORPORATION.

     5. THE EXECUTED MERGER AGREEMENT IS ON FILE AT THE PRINCIPAL PLACE OF BUSINESS OF PILGRIM'S PRIDE CORPORATION, 110 SOUTH TEXAS STREET, PITTSBURG, TEXAS 75686.

     6. A COPY OF THE MERGER AGREEMENT WILL BE FURNISHED BY PILGRIM'S PRIDE CORPORATION ON REQUEST AND WITHOUT COST TO ANY STOCKHOLDER OF ANY CONSTITUENT CORPORATION.

     7. THE AUTHORIZED CAPITAL STOCK OF PPC IS 1,750,000 SHARES OF COMMON STOCK, PAR VALUE $1.00 PER SHARE.



          IN WITNESS WHEREOF, THE UNDERSIGNED HAS CAUSED THIS CERTIFICATE TO BE SIGNED AS OF THE 1ST DAY OF NOVEMBER 1986.

ATTEST:                                  PILGRIM'S PRIDE CORPORATION
                                         A DELAWARE CORPORATION

CLIFFORD E BUTLER 			/s/ Lonnie A. Pilgrim
SECRETARYBY: /s/ Clifford E. Butler
                                         LONNIE A. PILGRIM
                                         CHAIRMAN OF THE BOARD OF DIRECTORS AND
                                         CHIEF EXECUTIVE OFFICER









                                   EXHIBIT A

                         PLAN AND AGREEMENT OF MERGER


     THIS PLAN AND AGREEMENT OF MERGER, MADE AND ENTERED INTO AS OF THE 25TH DAY OF OCTOBER, 1986, BY AND BETWEEN PILGRIMS PRIDE CORPORATION, A TEXAS CORPORATION ("PPC"), AND PILGRIM'S PRIDE CORPORATION, A DELAWARE CORPORATION ("NEW PPC") (PPC AND NEW PPC ARE HEREINAFTER COLLECTIVELY REFERRED TO AS THE "CONSTITUENT CORPORATIONS");

                             W I T N E S S E T H:

     WHEREAS, THE RESPECTIVE BOARDS OF DIRECTORS OF PPC AND NEW PPC HAVE DETERMINED THAT IT IS DESIRABLE AND IN THE BEST INTEREST OF EACH OF THE CORPORATIONS TO EFFECT A MERGER OF THE CORPORATIONS, WHEREBY (I) PPC WILL BE MERGED INTO NEW PPC, WHICH WILL BE THE SURVIVING CORPORATION IN THE MERGER.
(II) EACH ISSUED AND OUTSTANDING SHARE OF COMMON STOCK, PAR VALUE $.01. PER SHARE ("NEW PPC COMMON STOCK"), OF NEW PCC OWNED BY PPC WILL BE CANCELLED AND
(III) EACH ISSUED AND OUTSTANDING SHARE OF COMMON STOCK, PAR VALUE $1.00 PER SHARE ("PPC COMMON STOCK"), OF PPC WILL BE CONVERTED INTO AND BECOME SHARES OF NEW PPC COMMON STOCK; AND

     WHEREAS, THE RESPECTIVE BOARDS OF DIRECTORS OF PPC AND NEW PPC HAVE DIRECTED THAT THE PLAN OF MERGER BE SUBMITTED TO A VOTE OF SHAREHOLDERS OF PPC AND NEW PCC, RESPECTIVELY;

     WHEREAS, THE RESPECTIVE BOARDS OF DIRECTORS OF PCC AND NEW PPC HAVE DULY AUTHORIZED THE EXECUTION HEREOF;

     NOW, THEREFORE, IN CONSIDERATION OF THE PREMISES AND OF THE MUTUAL COVENANTS AND AGREEMENTS HEREIN CONTAINED. PPC AND NEW PPC HEREBY AGREE THAT PPC SHALL BE MERGED WITH AND INTO NEW PCC IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THIS AGREEMENT AND PRESCRIBE THE TERMS AND CONDITIONS OF THE MERGER OF PCC INTO NEW PPC, THE MODE OF CARRYING IT INTO EFFECT, THE NAME OF THE SURVIVING CORPORATION, AND SUCH OTHER DETAILS AND PROVISIONS AS ARE DEEMED NECESSARY OR DESIRABLE, AS FOLLOWS:

      1. MERGER. SUBJECT TO THE CONDITIONS HEREINAFTER SET FORTH, UPON THE FILING OF ARTICLES OF MERGER AS REQUIRED UNDER APPLICABLE LAW (THE "EFFECTIVE TIME"), FF0 SHALL BE MERGED WITH AND INTO NEW PPC, AND NEW PPC SHALL BE THE SURVIVING CORPORATION AND SHALL BE GOVERNED BY THE LAWS OF THE STATE OF DELAWARE.

     2.   TERMS  AND CONDITIONS OF THE MERGER. AT THE EFFECTIVE TIME,  (I)  THE
CERTIFICATE OF INCORPORATION OF THE SURVIVING CORPORATION SHALL BE THE CERTIFICATE OF INCORPORATION OF NEW PPC IN EFFECT IMMEDIATELY PRIOR TO THE EFFECTIVE TIME, (II) THE BYLAWS OF THE SURVIVING CORPORATION SHALL BE THE BYLAWS OF NEW PPC IN EFFECT IMMEDIATELY PRIOR TO THE EFFECTIVE TIME, (III) THE DIRECTORS OF THE SURVIVING CORPORATION SHALL BE THE DIRECTORS OF NEW PPC IN OFFICE IMMEDIATELY PRIOR TO THE EFFECTIVE TIME, WHO SHALL SERVE UNTIL THEIR SUCCESSORS SHALL HAVE BEEN ELECTED AND SHALL QUALIFY, (IV) THE OFFICERS OF THE SURVIVING CORPORATION SHALL BE THE OFFICERS OF PPC III OFFICE IMMEDIATELY PRIOR TO THE EFFECTIVE TIME, AND (V) THE REGISTERED OFFICE OF THE SURVIVING CORPORATION IN THE STATE OF DELAWARE SHALL BE CORPORATION TRUST CENTER, 1209 ORANGE STREET, WILMINGTON. DELAWARE.

     THIS MERGER AGREEMENT SHALL CONSTITUTE A PLAN OF REORGANIZATION PURSUANT TO SECTION 368(A)(L)(A) OF THE INTERNAL REVENUE CODE OF 1954, AS AMENDED.

     AT THE EFFECTIVE TIME, THE SEPARATE CORPORATE EXISTENCE OF PPC SHALL CEASE, AND NEW PCC SHALL POSSESS ALL THE RIGHTS, PRIVILEGES, POWERS AND FRANCHISES OF A PUBLIC AS WELL AS OF A PRIVATE NATURE AND BE SUBJECT TO ALL THE RESTRICTIONS, DISABILITIES AND DUTIES OF EACH OF THE CONSTITUENT CORPORATIONS; AND ALL AND SINGULAR, THE RIGHTS, PRIVILEGES, POWERS AND FRANCHISES OF EACH OF THE CONSTITUENT CORPORATIONS, AND ALL PROPERTY, REAL, PERSONAL AND MIXED, AND ALL DEBTS DUE TO EITHER OF THE CONSTITUENT CORPORATIONS ON WHATEVER ACCOUNT, INCLUDING STOCK SUBSCRIPTIONS AND ALL OTHER CHOSES OR THINGS IN ACTION OR BELONGING TO EACH OF THE CONSTITUENT CORPORATIONS SHALL BE VESTED IN THE
SURVIVING CORPORATION; AND ALL PROPERTY, RIGHTS, PRIVILEGES, POWERS AND FRANCHISES, AND ALL AND EVERY OTHER INTEREST SHALL BE. THEREAFTER AS
EFFECTUALLY THE PROPERTY OF THE SURVIVING CORPORATION AS THEY WERE OF THE SEVERAL AND RESPECTIVE CONSTITUENT CORPORATIONS, AND THE TITLE TO ANY REAL ESTATE VESTED BY DEED OR OTHERWISE, UNDER THE LAWS OF THE STATE OF DELAWARE, IN EITHER OF SUCH CONSTITUENT CORPORATIONS, SHALL NOT REVERT OR BE IN ANY WAY IMPAIRED BY REASON OF THE GENERAL CORPORATION LAW OF THE STATE OF DELAWARE; BUT ALL TIGHTS OF CREDITORS AND ALL LIENS UPON ANY PROPERTY OF ANY OF THE
CONSTITUENT CORPORATIONS SHALL BE PRESERVED UNIMPAIRED, AND ALL DEBTS, LIABILITIES AND DUTIES OF THE RESPECTIVE CONSTITUENT CORPORATIONS SHALL THENCEFORTH ATTACH TO THE SURVIVING CORPORATION AND MAY BE ENFORCED AGAINST IT TO THE SAME EXTENT AS IF SAID DEBTS, LIABILITIES AND DUTIES HAD BEEN INCURRED OR CONTRACTED BY IT.

     AT THE EFFECTIVE TIME, NEW PPC ASSUMES THE DUE AND PUNCTUAL PAYMENT OF THE PRINCIPAL OF. AND PREMIUM, IF ANY, AND INTEREST ON, ALL OF THE NOTES (AS DEFINED IN THE COLLATERAL TRUST INDENTURE RE: PILGRIM'S PRIDE CORPORATION DATED AS OF OCTOBER 1. 1986 (THE "INDENTURE")), ACCORDING TO THEIR RESPECTIVE TENOR, AND THE DUE AND PUNCTUAL PERFORMANCE AND OBSERVANCE OF ALL OF THE COVENANTS IN THE NOTES, THE INDENTURE AND THE DOCUMENTS EVIDENCING OR CREATING ANY OTHER OBLIGATIONS SECURED BY THE INDENTURE.

      NEW PCC, THE SURVIVING CORPORATION, HEREBY (1) AGREES THAT IT MAY BE SERVED WITH PROCESS IN THE STATE OF TEXAS IN ANY PROCEEDING FOR THE ENFORCEMENT OF ANY OBLIGATION OF PPC AND IN ANY PROCEEDING FOR THE ENFORCEMENT OF THE RIGHTS OF A DISSENTING SHAREHOLDER OF PPC AGAINST NEW PPC, (II) IRREVOCABLY APPOINTS THE SECRETARY -OF STATE OF TEXAS AS ITS AGENT TO ACCEPT SERVICE OF PROCESS IN ANY SUCH PROCEEDING, AND (III) AGREES THAT IT WILL PROMPTLY PAY TO THE DISSENTING SHAREHOLDERS OF PPC THE AMOUNT, IF ANY, TO WHICH THEY SHALL BE ENTITLED UNDER THE PROVISIONS OF THE TEXAS BUSINESS CORPORATION ACT WITH RESPECT TO THE RIGHTS OF DISSENTING SHAREHOLDERS.

       3. THE MANNER OF CONVERTING THE SHARES. AT THE EFFECTIVE TIME, (I) EACH OF THE ISSUED AND OUTSTANDING SHARES OF NEW PPC COMMON STOCK OWNED BY PPC SHALL BE CANCELLED AND RETURNED AND RESUME THE STATUS OF AUTHORIZED BUT UNISSUED SHARES OF NEW PPC COMMON STOCK AND (II) THE ISSUED AND OUTSTANDING SHARES OF PPC COMMON STOCK SHALL, BY VIRTUE OF THE MERGER AND WITHOUT ANY ACTION, BE CONVERTED INTO AND BECOME FULLY PAID AND NONASSESSABLE SHARES OF NEW PCC COMMON STOCK AS SET FORTH IN THE FOLLOWING TABLET


                                                  NUMBER OF SHARES
                                                                         NUMBER
OF SHARES
OF NEW PPC COMMON

OF PPC COMMON
STOCK INTO WHICH

SHAREHOLDER
STOCK OUTSTANDING
CONVERTED
  LONNIE A. PILGRIM            480,718                16,920,000
  LONNIE A. PILGRIM,            10,228                   360,000
  TRUSTEE FOR
   LONNIE KEN PILGRIM
  LONNIE A. PILGRIM             10,228                   360,000
   TRUSTEE FOR
   GRETA PILGRIM O~L4.
  LONNIE A. PILGRIM,            10,228                   360,000
   TRUSTEE FOR
   PATRICK WAYNE PILGRIM

       4. TERMINATION. THIS AGREEMENT MAY BE TERMINATED AND ABANDONED AT ANY TIME PRIOR TO THE EFFECTIVE TIME, WHETHER BEFORE OR AFTER ACTION THEREON BY THE SHAREHOLDERS OF PVC OR NEW PVC. BY RESOLUTION OF THE BOARD OF DIRECTORS OF EITHER PVC OR NEW PVC. IN THE EVENT OF THE TERMINATION AND ABANDONMENT OF THIS AGREEMENT PURSUANT TO THE PROVISIONS OF THIS SECTION, THIS AGREEMENT SHALL BE OF NO FURTHER FORCE OR EFFECT.

     5. FURTHER ACTIONS. THE PARTIES HERETO AGREE TO TAKE ALL FURTHER ACTIONS AND TO EXECUTE AND ACKNOWLEDGE AND DELIVER ALL SUCH FURTHER INSTRUMENTS OR DOCUMENTS AS MAY BE NECESSARY OR DESIRABLE TO CARRY OUT THE TRANSACTIONS PROVIDED FOR IN THIS AGREEMENT.

     6. STOCK CERTIFICATES. AT AND AFTER THE EFFECTIVE TIME, ALL OF THE OUTSTANDING CERTIFICATES WHICH, IMMEDIATELY PRIOR TO THE EFFECTIVE TIME, REPRESENTED SHARES OF PPC COMMON STOCK SHALL BE DEEMED FOR ALL PURPOSES TO EVIDENCE OWNERSHIP OF AND TO REPRESENT SHARES OF NEW PPC COMMON STOCK. THE REGISTERED OWNER ON THE BOOKS AND RECORDS OF NEW PPC OR ITS TRANSFER AGENT OF ANY SUCH OUTSTANDING STOCK CERTIFICATE SHALL, UNTIL SUCH CERTIFICATE SHALL HAVE BEEN SURRENDERED FOR TRANSFER OR OTHERWISE ACCOUNTED FOR TO NEW PPC OR ITS TRANSFER AGENT, HAVE AND BE ENTITLED TO EXERCISE ANY VOTING AND OTHER RIGHTS WITH RESPECT TO, AND TO RECEIVE ANY DIVIDENDS AND OTHER DISTRIBUTIONS ON, THE SHARES OF NEW PPC COMMON STOCK EVIDENCED BY SUCH OUTSTANDING CERTIFICATE AS ABOVE PROVIDED.

      7. CONDITION TO EFFECTIVENESS. THE OBLIGATIONS OF THE PARTIES HERETO TO EFFECT THE MERGER CONTEMPLATED HEREBY ARE SUBJECT TO THE COMPLETION OF THE PURCHASE BY PPC OF SHARES OF PPC COMMON STOCK FROM CERTAIN OF ITS SHAREHOLDERS PURSUANT TO THE PROVISIONS OF THE STOCK PURCHASE AGREEMENT OF EVEN DATE HEREWITH AMONG PVC, DORIS PILGRIM JULIAN, AUBREY HAL PILGRIM, PAULETTE PILGRIM ROLSTON AND EVANNE PILGRIM BY MARCH 31, 1987.





      IN WITNESS WHEREOF, EACH OF THE PARTIES HERETO HAS CAUSED THIS AGREEMENT TO BE SIGNED AS OF THE DATE FIRST ABOVE WRITTEN.

ATTEST:                             PILGRIM'S PRIDE CORPORATION,
                                    A TEXAS CORPORATION
/s/ Clifford E. Butler
_________________________________		/s/ Lonnie A. Pilgrim
CLIFFORD E. BUTLER                  BY:______________________________________
SECRETARY                                  LONNIE A. PILGRIM
                                           CHAIRMAN OF THE BOARD OF
                                           DIRECTORS AND
                                           CHIEF EXECUTIVE OFFICER



ATTEST                              PILGRIM'S PRIDE CORPORATION,
                                    A DELAWARE COPORATION

/s/ Clifford E. Butler
__________________________________		/s/ Lonnie A. Pilgirm
CLIFFORD E. BUTLER
					   BY:______________________________
SECRETARY                                  LONNIE A. PILGRIM
                                           CHAIRMAN OF THE BOARD OF
                                           DIRECTORS AND
                                           CHIEF EXECUTIVE OFFICER







STATE OF TEXAS
COUNTY OF DALLAS

     BEFORE ME, A NOTARY PUBLIC IN AND FOR SAID COUNTY AND STATE, PERSONALLY APPEARED LONNIE A. PILGRIM AND CLIFFORD E. BUTLER, WHO BEING BY ME DULY SWORN, DECLARED THAT THEY ARE THE CHAIRMAN OF THE BOARD OF DIRECTORS AND CHIEF EXECUTIVE OFFICER AND SECRETARY, RESPECTIVELY, OF PILGRIM'S PRIDE CORPORATION, A DELAWARE CORPORATION, THAT THEY SIGNED THE FOREGOING DOCUMENT AS CHAIRMAN OF THE BOARD OF DIRECTORS AND CHIEF EXECUTIVE OFFICER AND SECRETARY, RESPECTIVELY, OF SAID CORPORATION, THAT THE STATEMENTS THEREIN CONTAINED ARE TRUE AND ACKNOWLEDGED THE INSTRUMENT TO BE THE FREE ACT AND DEEO OF SAID CORPORATION.

     GIVEN UNDER MY HAND AND SEAL OF OFFICE, THIS 30th DAY OF October
,1986

						/s/Julia M. Martin


					   _____________________________
                                           NOTARY PUBLIC IN AND OF
                                           THE STATE OF TEXAS


STATE OF TEXAS

COUNTY OF DALLAS


      BEFORE ME. A NOTARY PUBLIC IN AND FOR SAID COUNTY AND STATE, PERSONALLY APPEARED LONNIE A. PILGRIM AND CLIFFORD E. BUTLER. WHO BEING BY ME DULY SWORN, DECLARED THAT THEY ARE THE CHAIRMAN OF THE BOARD OF DIRECTORS AND CHIEF EXECUTIVE OFFICER AND SECRETARY, RESPECTIVELY, OF PILGRIM'S PRIDE CORPORATION, A TEXAS CORPORATION, THAT THEY SIGNED THE FOREGOING DOCUMENT AS CHAIRMAN OF THE BOARD OF DIRECTORS AND CHIEF EXECUTIVE OFFICER AND SECRETARY, RESPECTIVELY, OF SAID CORPORATION, THAT THE STATEMENTS THEREIN CONTAINED ARE TRUE AND ACKNOWLEDGED THE INSTRUMENT TO BE THE FREE ACT AND DEED OF SAID CORPORATION.

      GIVEN UNDER MY HAND AND SEAL OF OFFICE, THIS 30th DAY OF October,1986.

					/s/ Julia M. Martin

                                    _________________________________
                                    NOTARY PUBLIC IN AND OF THE
                                    THE STATE OF TEXAS











                                      -6-




                            SECRETARY'S CERTIFICATE

         I, CLIFFORD E. BUTLER, DO HEREBY CERTIFY THAT I AM THE DULY ELECTED AND QUALIFIED SECRETARY OF PILGRIM'S PRIDE CORPORATION, A DELAWARE
  CORPORATION ("NEW PPC"), AND THAT THE HOLDER OF ALL OF THE ISSUED AND OUTSTANDING SHARES OF COMMON STOCK, PAR VALUE $.OL PER SHARE, OF NEW PPC HAS APPROVED AND ADOPTED THE PLAN AND AGREEMENT OF MERGER BY AND BETWEEN NEW PPC AND PILGRIM'S PRIDE CORPORATION, A TEXAS CORPORATION, DATED AS OF OCTOBER 25 , 1986 BY UNANIMOUS WRITTEN CONSENT DATED AS OF OCTOBER 25 , 1986.

         IN WITNESS WHEREOF,. I HAVE EXECUTED THIS CERTIFICATE AS OF
  THE 1st DAY OF   NOVEMBER , 1986.
					/s/ Clifford E. Butler

                			___________________________________
                                       CLIFFORD E. BUTLER







                           SECRETARY' S CERTIFICATE

         I, CLIFFORD E. BUTLER, DO HEREBY CERTIFY THAT I AM THE DULY ELECTED AND QUALIFIED SECRETARY OF PILGRIM'S PRIDE CORPORATION, A TEXAS CORPORATION ("PPC"), AND THAT THE HOLDERS OF ALL OF THE ISSUED AND OUTSTANDING SHARES OF COMMON STOCK, PAR VALUE $1.00 PER SHARE, OF PPC HAVE APPROVED ARID ADOPTED THE PLAN AND AGREEMENT OF MERGER BY AND BETWEEN PPC AND PILGRIM'S PRIDE CORPORATION A DELAWARE CORPORATION, DATED AS OF OCTOBER 25
  1986 BY UNANIMOUS WRITTEN CONSENT DATED AS OF
  NOVEMBER 1 1986.

       IN WITNESS WHEREOF, I HAVE EXECUTED THIS CERTIFICATE AS OF THE 1st DAY OF NOVEMBER , 1986.

       					/s/ Clifford E. Butler

					____________________________________
                                                 CLIFFORD E. BUTLER





  CERTIFICATE OF MERGER OF PILGRIM' S PRIDE CORPORATION * A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF TIC STATE OF TEXAS, MERGING WITH AND INTO "PILGRIM'S PRIDE CORPORATION", CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE, UNDER THE NAME OF "PILGRIM' S PRIDE CORPORATION" * AS RECEIVED AND FILED IN THIS OFFICE THE TWELFTH DAY OF NOVEMBER, A.D. 1986, AT 12 O'CLOCK NOON.

      AND I DO HEREBY FURTHER CERTIFY THAT THE AFORSEAID CORPORATION SHALL BE GOVERNED BY THE LAWS OF THE STATE OF DELAWARE.





                             CERTIFICATE OF MERGER


          PURSUANT TO THE PROVISIONS OF SECTION 252 OF THE GENERAL CORPORATION LAW OF THE STATE OF DELAWARE, PILGRIM'S PRIDE CORPORATION, A DELAWARE CORPORATION, DOES HEREBY ADOPT THE FOLLOWING CERTIFICATE OF OWNERSHIP AND
     MERGER:

          1. THE NAME AND STATE OF INCORPORATION OF EACH OF THE CONSTITUENT CORPORATIONS IS:

               NAME OF
               CORPORATION                         STATE
               CASH POULTRY, INC.                  ARIZONA
               PILGRIM'S PRIDE CORPORATION         DELAWARE

          2. THE PLAN AND AGREEMENT OF MERGER (THE "MERGER AGREEMENT") BETWEEN PILGRIM'S PRIDE CORPORATION AND CASH POULTRY, INC.
     DATED March 10 , 1988, ATTACHED HERETO AS EXHIBIT A, HAS BEEN APPROVED, ADOPTED, CERTIFIED, EXECUTED AND ACKNOWLEDGE BY EACH OF THE CONSTITUENT CORPORATIONS.

          3. THE NAME OF THE SURVIVING CORPORATION IS PILGRIM'S PRIDE CORPORATION, A DELAWARE CORPORATION.

          4. THE CERTIFICATE OF INCORPORATION OF PILGRIM'S PRIDE CORPORATION SHALL BE THE CERTIFICATE OF INCORPORATION OF THE SURVIVING CORPORATION.

          5. THE EXECUTED MERGER AGREEMENT IS ON FILE AT THE PRINCIPAL PLACE OF BUSINESS OF PILGRIM'S PRIDE CORPORATION~ 110 SOUTH TEXAS STREET, PITTSBURG, TEXAS 75686.

          6. A COPY OF THE MERGER AGREEMENT WILL BE FURNISHED BY PILGRIM'S PRIDE CORPORATION ON REQUEST AND WITHOUT COST TO ANY STOCKHOLDER OF ANY CONSTITUENT CORPORATION.

          7. THE AUTHORIZED CAPITAL STOCK OF CASH POULTRY, INC. IS 15,000 SHARES OF COMMON STOCK, PAR VALUE 100.00 PER SHARE, AND 15,000 SHARES OF PREFERRED STOCK, PAR VALUE $100.00 PER SHARE.

          8. PILGRIM'S PRIDE CORPORATION IS THE OWNER OF 100% OF THE ISSUED AND OUTSTANDING SHARES OF CASH POULTRY, INC.

                                       -1-

     IN WITNESS WHEREOF, THE UNDERSIGNED HAS CAUSED. THIS CERTIFICATE TO BE SIGNED AS OR THE 10th DAY OF MARCH, 1988.
                                           PILGRIMS'S PRIDE CORPORATION
ATTEST:
					   A DELAWARE CORPORATION
 /s/ Clifford E. Butler
_________________________				/s/ Lonnie A. Pilgrim
						BY________________________
CLIFFORD E. BUTLER            .
SECRETARY                                        LONNIE A. PILGRIM
                                                 CHAIRMAN OF THE BOARD AND
                                                 CHIEF EXECUTIVE OFFICER





                                   EXHIBIT A

                   PLAN AND AGREEMENT OF MERGER



     THIS PLAN AND AGREEMENT OF MERGER, MADE AN ENTERED INTO AS OF THE 10th DAY OF MARCH, 1988, BY AND BETWEEN CASH POULTRY, INC., AN ARIZONA CORPORATION ("CPI") AND PILGRIM'S PRIDE CORPORATION, A DELAWARE CORPORATION ("PPC") (HEREINAFTER COLLECTIVEAY REFERRED TO AS THE "CONSTITUENT CORPORATIONS");


                             W I T N E S S E T H:

     WHEREAS, THE RESPECTIVE BOARDS OF DIRECTORS OF CPI AND PPC HAVE DETERMINED THAT IT IS DESIRABLE AND IN THE BEST INTEREST OF EACH OF THE CORPORATIONS TO EFFECT A MERGER OF THE CORPORATIONS, WHEREBY (I) CPI WILL BE MERGED INTO PPC, WHICH WILL BE THE SURVIVING CORPORATION IN THE MERGER, (II) EACH ISSUED AND OUTSTANDING SHARE OF COMMON AND PREFERRED STOCK, PAR VALUE $100.00 PER SHARE ("CPI STOCK"), OF CPI OWNED BY PPC WILL BE CANCELLED ARID (III) NO NEW SHARES OF PPC SHALL BE ISSUED IN EXCHANGE THEREFOR; A ~D

     WHEREAS, THE RESPECTIVE BOARDS OF DIRECTORS OF CPI AND PPC HAVE DULY AUTHORIZED THE EXECUTION HEREOF;

     NOW THEREFORE, IN CONSIDERATION OF THE PREMISES AND OF THE MUTUAL COVENANTS AND AGREEMENTS HEREIN CONTAINED, CPI AND PPC HEREBY AGREE THAT CPI SHALL BE MERGED WITH AND INTO PPC IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THIS AGREEMENT AND PRESCRIBE THE TERMS AND CONDITIONS OF THE MERGER OF CPI INTO PPC, THE MODE OF CARRYING IT INTO EFFECT, THE NAME OF THE SURVIVING CORPORATION, AND SUCH OTHER DETAILS AND PROVISIONS AS ARE DEEMED NECESSARY OF DESIRABLE, AS FOLLOWS:

      1. MERGER. SUBJECT TO THE CONDITIONS HEREINAFTER SET FORTH, UPON THE FILING OF ARTICLES OF MERGER AS REQUIRED UNDER APPLICABLE LAW (THE "EFFECTIVE TIME"), CPI SHALL BE MERGED WITH AND INTO PPC, AND PPC SHALL BE THE SURVIVING CORPORATION AND SHALL BE GOVERNED BY THE LAWS OF THE STATE OF DELAWARE.

     2. TERMS AND CONDITIONS OF THE MERGER. AT THE EFFECTIVE TIME, (I) THE CERTIFICATE OF INCORPORATION OF THE SURVIVING CORPORATION SHALL BE THE
CERTIFICATE OF INCORPORATION OF PPC IN EFFECT IMMEDIATELY PRIOR TO THE EFFECTIVE TIME, (II) THE BYLAWS OF THE SURVIVING CORPORATION SHALL BE THE BYLAWS OF PPC IN EFFECT IMMEDIATELY PRIOR TO THE EFFECTIVE TIME, (III) THE DIRECTORS OF THE SURVIVING CORPORATION SHALL BE THE DIRECTORS OF PPC IN OFFICE IMMEDIATELY PRIOR TO THE EFFECTIVE TIME, WHO SHALL SERVE UNTIL THEIR SUCCESSORS SHALL HAVE BEEN ELECTED AND SHALL QUALIFY, (IV) THE OFFICERS OF THE SURVIVING CORPORATIONS SHALL BE THE OFFICES OF PPC IN OFFICE IMMEDIATELY PRIOR TO THE EFFECTIVE TIME, AND (V) THE REGISTERED OFFICE OF THE SURVIVING CORPORATION IN THE STATE OF DELAWARE SHALL BE THE CORPORATION TRUST CENTER, 1209 ORANGE STREET, WILMINGTON, DELAWARE.

     THIS MERGER AGREEMENT SHALL CONSTITUTE A PLAN OF REORGANIZATION PURSUANT TO SECTION 368(A) (L) (A) OF THE INTERNAL REVENUE CODE OF 1954, AS AMENDED.

     AT THE EFFECTIVE TIME, THE SEPARATE CORPORATE EXISTENCE OF CPI SHALL CEASE, AND PPC SHALL POSSESS ALL THE RIGHTS, PRIVILEGES, POWERS AND FRANCHISES OF A PUBLIC AS WELL AS OF A PRIVATE NATURE AND BE SUBJECT TO ALL THE RESTRICTIONS, DISABILITIES AND DUTIES OF EACH OF THE CONSTITUENT CORPORATIONS:
AND ALL AND SINGULAR, THE RIGHTS, PRIVILEGES, POWERS AND FRANCHISES OF EACH OF THE CONSTITUENT CORPORATIONS, AND ALL PROPERTY, REAL, PERSONAL AND MIXED, AND ALL DEBTS DUE TO EITHER OF THE CONSTITUENT CORPORATIONS ON WHATEVER ACCOUNT, INCLUDING STOCK SUBSCRIPTIONS AND ALL OTHER CHOSES OR THINGS IN ACTION OR BELONGING TO EACH OF THE CONSTITUENT CORPORATIONS SHALL BE VESTED IN THE
SURVIVING CORPORATION; AND ALL PROPERTY, RIGHTS, PRIVILEGES, POWERS AND FRANCHISES, AND ALL AND EVERY OTHER INTEREST SHALL BE THEREAFTER AS EFFECTUALLY THE PROPERTY OF THE SURVIVING CORPORATION AS THEY WERE OF THE SEVERAL AND RESPECTIVE CONSTITUENT CORPORATIONS, AND THE TITLE TO ANY REAL ESTATE VESTED BY DEED OR OTHERWISE, UNDER THE LAWS OF THE STATE OF DELAWARE, IN EITHER OF SUCH CONSTITUENT CORPORATIONS, SHALL NOT REVERT OR BE IN ANY WAY IMPAIRED BY REASON OF THE GENERAL CORPORATION LAW OF THE STATE OF DELAWARE: BUT ALL RIGHTS OF CREDITORS AND ALL LIENS UPON ANY PROPERTY OF ANY OF THE CONSTITUENT CORPORATIONS SHALL BE PRESERVED, UNIMPAIRED, AND ALL DEBTS, LIABILITIES AND DUTIES OF THE RESPECTIVE CONSTITUENT CORPORATIONS SHALL THENCEFORTH ATTACH TO THE SURVIVING CORPORATION AND MAY BE ENFORCED AGAINST IT TO THE SAME EXTENT AS IF SAID DEBTS, LIABILITIES AND DUTIES HAD BEEN INCURRED OR CONTRACTED TO IT.

     PPC, THE SURVIVING CORPORATION, HEREBY (I) AGREES THAT IT MAY BE SERVED WITH PROCESS IN THE STATE OF ARIZONA IN ANY PROCEEDING FOR THE ENFORCEMENT OF ANY OBLIGATION OF CPI AND IN ANY PROCEEDING FOR THE ENFORCEMENT OF THE RIGHTS OF A DISSENTING SHAREHOLDER OF CPI AGAINST PPC, (II) IRREVOCABLY APPOINTS THE COMMISSIONER OF THE STATE OF ARIZONA AS ITS AGENT TO ACCEPT SERVICE OF PROCESS IN ANY SUCH PROCEEDING, AND (III) AGREES THAT IT WILL PROMPTLY PAY TO THE DISSENTING SHAREHOLDERS OF CPI THE AMOUNT, IF ANY, TO WHICH THEY SHALL BE ENTITLED UNDER THE PROVISIONS OF ~10-007 OF THE CORPORATE LAWS OF THE STATE OF ARIZONA WITH RESPECT TO THE RIGHTS OF DISSENTING SHAREHOLDERS.


      3. THE MANNER OF CONVERTING THE SHARES. AT THE EFFECTIVE TIME, EACH OF THE ISSUED AND OUTSTANDING SHARES OF CPI STOCK OWNED BY PPC SHALL BE CANCELLED AND RETURNED. NO SHARES OF STOCK OF PPC SHALL BE ISSUED IN EXCHANGE THEREFOR.

     4. TERMINATION. THIS AGREEMENT MAY BE TERMINATED AND ABANDONED AT ANY TIME PRIOR TO THE EFFECTIVE TIME, WHETHER BEFORE OR AFTER ACTION THEREON BY THE SHAREHOLDERS OF CPI OR PPC, BY RESOLUTION OF THE BOARD OF DIRECTORS OF EITHER CPI OR PPC. IN THE EVENT OF THE TERMINATION AND ABANDONMENT OF THIS AGREEMENT PURSUANT TO THE PROVISIONS OF THIS SECTION, THIS AGREEMENT SHALL BE OF NO FURTHER FORCE OR EFFECT.

     5. FURTHER ACTIONS. THE PARTIES HERETO AGREE TO TAKE ALL FURTHER ACTIONS AND TO EXECUTE AND ACKNOWLEDGE AND DELIVER ALL SUCH FURTHER INSTRUMENTS OR DOCUMENTS AS MAY BE NECESSARY OR DESIRABLE TO CARRY OUT THE TRANSACTIONS PROVIDED FOR IN THIS AGREEMENT.

      IN WITNESS WHEREOF, EACH OF THE PARTIES HERETO HAS CAUSED THIS AGREEMENT TO BE SIGNED AS OF THE DATE FIRST ABOVE WRITTEN.

ATTEST                              CASH POULTRY, INC.
                                    AN ARIZONA CORPORATION
/s/ Clifford E. Butler	 			/s/ Lonnie A. Pilgrim
____________________________        ____________________________________
CLIFFORD E. BUTLER      	    LONNIE A. PILGRIM
SECRETARY                           PRESIDENT



 ATTEST                             PILGRIM'S PRIDE CORPORATION
                                    A DELAWARE CORPORATION

/s/ Clifford E. Butler			/s/ Lonnie A. Pilgrim
______________________________      BY:_______________________________
CLIFFORD E. BUTLER                  LONNIE A. PILGRIM
SECRETARY                           CHIEF EXECUTIVE OFFICER

STATE OF TEXAS

COUNTY OF CAMP


      BEFORE ME, A NOTARY PUBLIC IN AND FOR SAID COUNTY AND STATE, PERSONALLY APPEARED LONNIE A. PILGRIM AND CLIFFORD E. BUTLER, WHO BEING BY ME DULY SWORN, DECLARED THAT THEY ARE THE CHIEF EXECUTIVE OFFICER AND SECRETARY, RESPECTIVELY, OF PILGRIM'S PRIDE CORPORATION, A DELAWARE CORPORATION, THAT THEY SIGNED THE FOREGOING DOCUMENT AS CHIEF EXECUTIVE OFFICER AND SECRETARY, RESPECTIVELY, OF SAID CORPORATION, THAT THE STATEMENTS THEREIN CONTAINED ARE TRUE, AND ACKNOWLEDGED THE INSTRUMENT TO BE THE FREE ACT AND DEED OF SAID CORPORATION.

     GIVEN UNDER MY HAND AND SEAL OF OFFICE, THIS 10th DAY OF MARCH, 1988

 					/s/ Cynthia A. Jackson
                                    ___________________________
MY COMMISSION EXPIRES:              NOTARY PUBLIC IN AND FOR
    7-12-89                         THE STATE OF TEXAS
_______________________________

STATE OF TEXAS

COUNTY OF CAMP

     BEFORE ME, A NOTARY PUBLIC IN AND FOR SAID COUNTY AND STATE, PERSONALLY APPEARED LONNIE A. PILGRIM AND CLIFFORD E. BUTLER, WHO BEING BY ME DULY SWORN, DECLARED THAT THEY ARE THE PRESIDENT AND SECRETARY, RESPECTIVELY, OF CASH POULTRY, INC., AN ARIZONA CORPORATION, THAT THEY SIGNED THE FOREGOING DOCUMENT AS PRESIDENT AND SECRETARY, RESPECTIVELY, OF SAID CORPORATION, THAT THE STATEMENTS THEREIN CONTAINED ARE TRUE, AND ACKNOWLEDGED THE INSTRUMENT TO BE THE FREE ACT AND DEED OF SAID CORPORATION.

     GIVEN UNDER NY HAND AND SEAL OF OFFICE, THIS 10th DAY OF MARCH, 1988


7-12-89                                /s/ Cynthia A. Jackson
                                    _________________________________
MY COMMISSION EXPIRES:              NOTARY PUBLIC IN AND OF
                                    THE STATE OF TEXAS







                            SECRETARY'S CERTIFICATE

        I, CLIFFORD E. BUTLER, DO HEREBY CERTIFY THAT I AM THE DULY ELECTED AND QUALIFIED SECRETARY OF CASH POULTRY, INC. AND THAT THE HOLDERS OF ALL OF THE ISSUED AND OUTSTANDING SHARES OF NON-VOTING COMMON AND VOTING PREFERRED STOCK, PAR VALUE $100.00 PER SHARE, OF CPI HAVE APPROVED AND ADOPTED THE PLAN AND AGREEMENT OF MERGER BY AND BETWEEN EN AND PILGRIM'S PRIDE CORPORATION, A DELAWARE CORPORATION, DATED MARCH 10, 1988 BY UNANIMOUS CONSENT DATED MARCH 10, 1988.

        IN WITNESS WHEREOF, I HAVE EXECUTED THE CERTIFICATE AS OF THE 10th DAY OF MARCH, 1988




                                                   /s/ Clifford E. Butler
						 ___________________________
                                                 CLIFFORD E. BUTLER




                     CERTIFIED RESOLUTIONS APPROVING PLAN
                             AND AGREEMENT MERGER


        WHEREAS, THERE HAS BEEN PRESENTED TO AND DISCUSSED AT THIS MEETING A PROPOSED PLAN AND AGREEMENT OF MERGER, A COPY OF WHICH IS ATTACHED HERETO, PROVIDING FOR THE MERGER OF CASH POULTRY, INC. INTO THIS CORPORATION; AND

        WHEREAS, THIS BOARD OF DIRECTORS DEEMS IT TO BE IN THE BEST INTERESTS OF THIS CORPORATION AND ITS SHAREHOLDERS THAT THE PLAN AND AGREEMENT OF MERGER BE APPROVED AND THAT CASH POULTRY, INC. AND THIS CORPORATION BE MERGED;

        RESOLVED, THAT THE TERMS AND CONDITIONS OF THE PROPOSED PLAN AND AGREEMENT OR MERGER PRESENT TO THIS MEETING, AND MODE OF CARRYING THEM INTO EFFECT AS VEIL AS THE MANNER AND BASIS OF CONVERTING THE SHARES OF THE CONSTITUENT CORPORATIONS INTO SHARES OF THE SURVIVING CORPORATION AS SET FORTH IN THE PLAN AND AGREEMENT OF MERGER, ARE HEREBY APPROVED;

        RESOLVED FURTHER, THAT THE PRESIDENT AND THE SECRETARY OF THIS CORPORATION ARE DIRECTED TO EXECUTE SAID PLAN AND AGREEMENT OF MERGER IN THE NAME AND ON BEHALF OF THIS CORPORATION AND TO DELIVER A DULY EXECUTED COPY THEREOF TO PILGRIM'S PRIDE, INC.;




                            SECRETARY'S CERTIFICATE

        II, CLIFFORD F. BUTLER, DO HEREBY CERTIFY THAT I AM THE DULY ELECTED AND QUALIFIED SECRETARY OF PILGRIM'S PRIDE CORPORATION, AND THAT THE DIRECTORS OF PILGRIM'S PRIDE CORPORATION HAVE APPROVED THE ABOVE AND FOREGOING RESOLUTIONS BY UNANIMOUS CONSENT AT A MEETING OF THE BOARD OF DIRECTORS DULY HELD ON FEBRUARY 3, 1988.

        SIGNED AND DATES THIS 10th DAY OF MARCH, 1988.

					/s/ Clifford E. Butler
                               ______________________________________________
                               CLIFFORD E. BUTLER









CERTIFICATE OF MERGER OF THE CASH POULTRY, INC.", A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF ARIZONA MERGING 'WITH AND INTO THE "PILGRIM'S PRIDE CORPORATION". A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE UNDER THE NAME OF "PILGRIMS PRIDE CORPORATION", AS RECEIVED AND FILED IN THIS OFFICE THE TWENTY-FIRST DAY OF March 1988, AT 9 O'CLOCK AM.
    AND I DO HEREBY FURTHER CERTIFY THAT THE AFORESAID CORPORATION SHALL BE GOVERNED BY THE LAWS OF THE STATE OF DELAWARE.



                               STAVE OF DELAWARE
                              SECRETARY OF STATE
                           DIVISION OF CORPORATIONS
                           FILED 03:00 PM 06/307199S
                               98125161-2101254


                          CERTIFICATE OF AMENDMENT OF
                        CERTIFICATE OF INCORPORATION OF
                          PILGRIM'S PRIDE CORPORATION

     PILGRIM'S PRIDE CORPORATION A CORPORATION ORGANIZED AND EXISTING UNDER THE GENERAL CORPORATION LAW OF THE STATE OF DELAWARE (THE "CORPORATION"), DOES HEREBY CERTIFY THAT:
      ARTICLE FOURTH OF THE CORPORATION CERTIFICATE INCORPORATION IS AMENDED TO READ IN ITS ENTIRETY AS FOLLOWS
           "FOURTH:

           AUTHORIZED SHARES

           THE TOTAL NUMBER OF SHARES OF STOCK WHICH THE CORPORATION SHALL HAVE AUTHORITY TO ISSUE IS
165,000,000 SHARES CONSISTING OF THE FOLLOWING:

(1)        100,000,000 SHARES OF CLASS A COMMON STOCK, PAR VALUE $.01 PER SHARE
                     (THE "CLASS A COMMON STOCK"):
(2) 60,000,000 SHARES OF CLASS B COMMON STOCK PAR VALUE $.01 PER SHARE (THE "CLASS B COMMON STOCK" AND, TOGETHER WITH THE CLASS A COMMON STOCK, THE "COMMON STOCK"); AND
(3) 5,000,000 SHARES OF PREFERRED STOCK PAR VALUE $.01 PER SHARE (THE "PREFERRED STOCK").


           UPON THE FILING OF THIS CERTIFICATE OF AMENDMENT OF CERTIFICATE OF INCORPORATION WITH THE SECRETARY OF STATE OF DELAWARE (THE" EFFECTIVE TIME"), AND WITHOUT ANY FURTHER ACTION ON THE PART OF THE CORPORATION OR ITS STOCKHOLDERS, EACH SHARE OF THE CORPORATION'S COMMON STOCK, PAR VALUE $.01 PER SHARE, ISSUED AND OUTSTANDING IMMEDIATELY PRIOR TO THE EFFECTIVE TIME (THE "EXISTING COMMON STOCK"), INCLUDING SHARES HELD IN THE TREASURY OF THE CORPORATION, SHALL BE AUTOMATICALLY RECLASSIFIED, CHANGED, AND CONVERTED INTO ONE FULLY PAID AND NONASSESSABLE SHARE OF CLASS B COMMON STOCK, PAR VALUE $.01 SHARE. ANY STOCK CERTIFICATE THAT, IMMEDIATELY PRIOR TO THE EFFECTIVE TIME, REPRESENTS SHARES OF THE EXISTING COMMON STOCK WILL FROM AND AFTER THE EFFECTIVE TIME AUTOMATICALLY AND WITHOUT THE NECESSITY OF PRESENTING THE SAME EXCHANGE REPRESENT THAT NUMBER OF SHARES OF CLASS B COMMON STOCK EQUAL TO THE NUMBER OF SHARES OF THE EXISTING COMMON STOCK REPRESENTED BY SUCH CERTIFICATE PRIOR TO THE EFFECTIVE TIME.


DESIGNATIONS,PREFERENCES,ETC. OF THE CAPITAL STOCK

     THE DESIGNATIONS, PREFERENCES, POWERS, QUALIFICATIONS, AND SPECIAL RELATIVE RIGHTS OR PRIVILEGES OF THE CAPITAL STOCK OF THE CORPORATION SHALL BE AS SET FORTH BELOW.

COMMON STOCK

(1) IDENTICAL RIGHTS EXPCEPT AS HEREIN OTHERWISE EXPRESSLY PROVIDED ALL SHARES OF COMMON STOCK SHALL BE IDENTICAL AND SHALL
      ENTITLE THE HOLDERS THEREOF TO THE SAME RIGHTS AND PRIVILEGES.
(2)   DIVIDENDS ON THE COMMON STOCK

	(A) SUBJECT TO THE PRIOR RIGHTS AND PREFERENCES, IF ANY, APPLICABLE TO SHARES OF THE PREFERRED STOCK OR ANY SERIES THEREOF, THE HOLDERS OF SHARES OF COMMON STOCK SHALL BE ENTITLED TO RECEIVE SUCH DIVIDENDS (PAYABLE IN CASH,
            STOCK, OR OTHERWISE) AS MAY BE DECLARED THEREOF BY THE CORPORATION'S BOARD OF DIRECTORS (THE" BOARD OF
            DIRECTORS") AT ANY TIME AND FROM TIME TO TIME OUT OF ANY FUNDS OF THE CORPORATION LEGEALLY AVAILABLE THEREFORE, EXCEPT THAT (I) IF DIVIDENDS ARE DECLARED THAT ARE
            PAYABLE IN SHARES OF COMMON STOCK, THEN SUCH STOCK
            DIVIDENDS SHALL BE PAYABLE AT THE SAME RATE ON EACH CLASS
            OF COMMON STOCK AND SHALL BE PAYABLE ONLY IN SHARES OF CLASS A COMMON STOCK TO HOLDERS OF CLASS A COMMON STOCK
            AND IN SHARES OF CLASS B COMMON STOCK TO HOLDERS OF CLASS
            B COMMON STOCK AND (II) IF DIVIDENDS ARE DECLARED THAT
            ARE PAYABLE IN SHARES OF COMMON STOCK OF ANOTHER CORPORATION, THE SUCH SHARES MAY DIFFER AS TO VOTING
            RIGHTS TO EXTENT THAT VOTING RIGHTS NOW DIFFER AMONG THE CLASS A COMMON STOCK AND THE CLASS THE CLASS B COMMON
                      STOCK.
      (B) DIVIDENDS PAYABLE UNDER THIS SUBPARAGRAPH (2) SHALL BE PAID TO THE HOLDERS OF RECORD OF THE OUTSTANDING SHARES OF COMMON STOCK AS THEIR NAMES SHALL APPEAR ON THE STOCK REGISTER OF THE CORPORATION ON THE RECORD DATE FIXED BY THE BOARD OF DIRECTORS IN ADVANOM OF DECLARATION AND PAYMENT OF EACH DIVIDEND. ANY SHARES OF COMMON STOCK ISSUED AS A DIVIDEND PURSUANT TO THIS SUBPARAGRAPH (2) SHALL WHEN SO ISSUED, BE DULY AUTHORIZED VALIDLY ISSUED, FULLY PAID AND NON ASSESSABLE AND FREE OF ALL LIENS AND CHARGES.

      (C) NOTWITHSTANDING ANYTHING CONTAINED HEREIN TO THE CONTRARY, NO DIVIDENDS ON SHARES OF COMMON STOCK SHALL BE DECLARED BY THE BOARD OF DIRECTORS OR PAID OR SET APART FOR PAYMENT BY THE CORPORATION AT ANY TIME THAT SUCH DECLARATION PAYMENT OR SETTING APART IS PROHIBITED BY APPLICABLE LAW.

(3)   STOCK  SPLITS   RELATING  TO   THE   COMMON   STOCK   'THE
      CORPORATION SHALL NOT IN ANY MANNER SUBDIVIDE (BY ANY STOCK SPLIT, RECLASSIFICATION, STOCK DIVIDEND, RECAPITALIZATION OR OTHERWISE) OR COMBINE THE OUTSTANDING SHARES OF ONE CLASS OF COMMON STOCK UNLESS THE OUTSTANDING SHARES OF BOTH CLASSES OF COMMON STOCK SHALL BE PROPORTIONATELY SUBDIVIDED OR COMBINED.

(4)   LIQUIDATION  RIGHTS  OF THE COMMON STOCK,  IN THE EVENT OF
      ANY VOLUNTARY OR INVOLUNTARY LIQUIDATION DISSOLUTION, OR WINDING -UP OF THE CORPORATION AFTER DISTRIBUTION IN FULL OF THE PREFERENTIAL AMOUNTS, IF ANY, TO BE DISTUBUTED TO THE
      HOLDERS OF SHARES OF THE PREFERRED STOCK OR ANY SERIES  THEREOF
      THE HOLDERS OF SHARES OF COMMON STOCK SHALL BE ENTITLED TO RECEIVE ALL OF THE REMAINING ASSETS OF THE CORPORATION
      AVAILABLE  FOR  DISTRIBUTION   TO   ITS STOCKHOLDERS  RATABLY IN
      PROPORTION TO THE NUMBER OF SHARES OF COMMON STOCK HELD BY THEM. A LIQUIDATION DISSOLUTION OR WINDING UP OF THE CORPORATION AS SUCH. TERMS ARE USED IN THIS SUBPARAGRAPH (4) SHALL NOT BE DEEMED TO BE OCCASIONED BY OR TO INCLUDE ANY CONSOLIDATION OR MERGER OF THE
      CORPORATION WITH OR  INTO  ANY  OTHER  CORPORATION   OR
      CORPORATIONS OR OTHER ENTRY OR SALE LEASE EXCHANGE OR CONVEYANCE OF ALL OR A PART OF THE ASSETS OF THE CORPORATION.

(5)   VOTING RIGHTS OF THE COMMON STOCK


      (A)   THE  HOLDERS OF THE CLASS A COMMON STOCK AND 'THE CLASS
            B COMMON STOCK SHALL VOTE AS A SINGLE CLASS ON ALL MATTERS SUBMITTED TO A VOTE OF THE STOCKHOLDERS, WITH EACH SHARES OF CLASS A COMMON STOCK BEING ENTITLED TO
            ONE (1) VOTE AND EACH  SHARE  OF  CLASS B COMMON STOCK
            BEING ENTITLED  TO  TWENTY  (20) VOTES, EXCEPT AS
            OTHERWISE PROVIDED BY LAW.

      (B)   NO  HOLDER  OF  COSTS  STOCK  SHALL  BE  ENTITLED TO
            PREEMPTIVE OR SUBSCRIPTION RIGHTS.


(6)   CONSIDERATION ON MERGER CONSOLIDATION  ETC IN MY  MERGER ,
      CONSOLIDATION   OR  BUSINESS  COMBINATION  THE  CONSIDERATION
      TO BE RECEIVED PER SHARE BY THE HOLDER OF CLASS A COMMON STOCK AND CLASS B COMMON STOCK MUST BE IDENTICAL FOR EACH CLASS OF STOCK, EXCEPT THAT IN ANY SUCH TRANSACTION IN WHICH SHARES OF COMMON STOCK ARE TO BE DISTRIBUTED, SUCH SHARES MAY DIFFER AS TO VOTING RIGHTS TO THE EXTENT THAT VOTING RIGHTS NOW DIFFER AMONG THE CLASS A COMMON STOCK AND THE CLASS B COMMON STOCK.

PERFERRED STOCK

     SHARES OF THE PREFERRED STOCK MAY BE ISSUED FROM TIME TO TIME IN ONE OR MORE SERIES THE SHARES OF EACH SERIES TO HAVE SUCH VOTING POWERS FULL OR LIMITED OR NO VOTING POWERS, AND SUCH DESIGNATIONS LIMITATIONS OR RESTRICTIONS THEREOF AS SHALL BE STATED AND EXPRESSED IN A RESOLUTION OR RESOLUTIONS PROVIDING FOR THE ISSUE OF SUCH SERIES ADOPTED BY THE BOARD OF DIRECTORS oF THE CORPORATION. THE BOARD OF DIRECTORS OF THE CORPORATION IS HEREBY EXPRESSLY AUTHORIZED SUBJECT TO THE LIMITATIONS PROVIDED
     BY LAW, TO ESTABLISH AND DESIGNATE SERIES OF THE PREFERRED STOCK TO FIX THE NUMBER OF SHARES CONSTITUTING EACH SERIES AND TO FIX THE DESIGNATIONS AND THE RELATIVE POWERS RIGHTS, PREFERENCES AND LIMITATIONS OF THE SHARES OF EACH SERIES AND THE VARIATIONS IN THE RELATIVE POWERS, RIGHTS, PREFERENCES AND LIMITATIONS AS BETWEEN SERIES AND TO INCREASE AND TO DECREASE THE NUMBER OF SHARES CONSTITUTING EACH SERIES.


     IN   WITNESS   WHEREOF,   PILGRIM'S  PRIDE  CORPORATION  HAS
CAUSED THIS CERTIFICATE TO BE EXECUTED BY LONNIE  A.  PILGRIM ITS
AUTHORIZED OFFICER ON THE 30TH DAY OF JUNE 1998.


                               PILGRIM'S PRIDE CORPORATION




             		       ___________________________________
                               LONNIE  A  PILGRIM  CHAIRMAN  OF THE
		               BOARD OF DIRECTOS
                               AND CHIEF EXECUTIVE OFFICER






                                                       STATE OF DELAWARE
SECRETARY OF STATE
                                                       DIVISION OF
CORPORATION
                                                       FILED 10:00 AM
                                 07/20/1999
                                                       991296614-2101254

                          CERTIFICATE OF AMENDMENT OF
                        CERTIFICATE OF INCORPORATION OF
                          PILGRIM'S PRIDE CORPORATION

            PILGRIM'S PRIDE CORPORATION , A CORPORATION ORGANIZED AND EXISTING UNDER THE GENERAL CORPORATION LAW OF THE STATE OF DELAWARE (THE "CORPORATION") DOES HEREBY CERTIFY THAT

1 THE AMENDMENT TO THE CORPORATION'S CERTIFICATE OF INCORPORATION SET FORTH BELOW WAS DULY ADOPTED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 242 OF THE GENERAL CORPORATION LAW OF THE STATE OF DELAWARE

2 ARTICLE FOURTH OF THE CORPORATION'S CERTIFICATE OF INCORPORATION IS AMENDED TO READ IN ITS ENTIRELY AS FOLLOWS


    "FOURTH:

    AUTHORIZED SHARES

    THE TOTAL NUMBER OF SHARES TO STOCK WHICH THE CORPORATION SHALL HAVE AUTHORITY TO ISSUE IS 165,000,000 SHARES, CONSISTING OF THE FOLLOWING


    (1)  100,000,000 SHARES OF CLASS A COMMON STOCK , PAR
         VALUE $.01 PER SHARE (THE "CLASS A COMMON STOCK");

    (2)  60,000.000 SHARES OF CLASS B COMMON STOCK, PAR VALUE
         $.01 PER SHARE (THE "CLASS B COMMON STOCK" AND, TOGETHER WITH THE CLASS A COMMON STOCK THE COMMON STOCK"); AND

    (3)  5,000.000 SHARES OF PREFERRED STOCK, PAR VALUE $.01 PER
         SHARE (THE "PREFERRED STOCK")

DESIGNATIONS PREFERENCES ETC OF THE CAPITAL STOCK

    THE DESIGNATIONS PREFERENCES POWERS QUALIFICATIONS AND SPECIAL
OR RELATIVE RIGHTS OR PRIVILEGES OF THE CAPITAL STOCK OF THE CORPORATION SHALL BE AS SET FORTH BELOW.

COMMON STOCK

    (1)  IDENTICAL RIGHTS  EXCEPT AS HEREIN OTHERWISE EXPRESSLY
         PROVIDED, ALL SHARES OF COMMON STOCK SHALL BE IDENTICAL AND SHALL ENTITLE THE HOLDERS THEREOF TO THE SAME RIGHTS AND
         PRIVILEGES.

    (2)  DIVIDENDS ON THE  COMMON STOCK.

         (A) SUBJECT TO THE PRIOR RIGHTS AND PREFERENCES IF ANY APPLICABLE TO SHARES OF THE PREFERRED STOCK OR
              ANY SERIES THEREOF THE HOLDERS OF SHARES OF
              COMMON STOCK SHALL BE ENTITLED TO RECEIVE SUCH
              DIVIDENDS (PAYABLE IN CASH, STOCK, OR OTHERWISE)
              AS MAY BE DECLARED THEREON BY THE CORPORATION'S BOARD
              OF DIRECTORS (THE "BOARD OF DIRECTORS) AT ANY TIME AND FROM TIME TO TIME OUT OF ANY FUNDS OF THE CORPORATION LEGALLY AVAILABLE THEREFORE EXECEPT THAT (1) IF DIVIDENDS ARE DECLARED THAT ARE PAYABLE IN
              SHARES OF COMMON STOCK, THEN SUCH STOCK
              DIVIDENDS SHALL BE PAYABLE AT THE SAME RATE ON
              EACH CLASS OF COMMON STOCK AND SHALL BE PAYABLE
              ONLY IN SHARES OF CLASS A COMMON STOCK TO
              HOLDERS OF CLASS A COMMON STOCK AND IN SHARES
              OF EITHER CLASS A COMMON STOCK OR CLASS B
              COMMON STOCK AS MAY BE SPECIFIED BY THE BOARD
              OF DIRECTORS IN A RESOLUTION AUTHORIZING AND
              SUCH STOCK DIVIDEND TO HOLDERS OF CLASS B
              COMMON STOCK AND (II) IF DIVIDENDS ARE DECLARED
              THAT ARE PAYABLE IN SHARES OF COMMON STOCK OF
              ANOTHER CORPORATION, THEN SUCH SHARES MAY
              DIFFER AS TO VOTING RIGHTS TO THE EXTENT THAT
              VOTING RIGHTS DIFFER AMONG THE CLASS A COMMON
              STOCK AND THE CLASS B COMMON STOCK.

        (B)   DIVIDENDS  PAYABLE UNDER THIS SUBPARAGRAPH (2) SHALL
              BE PAID TO THE HOLDERS OF RECORD OF THE OUTSTANDING SHARES OF COMMON STOCK AS THEIR NAMES SHALL APPEAR ON THE STOCK REGISTER OF TO CORPORATION ON THE RECORD DATE FIXED BY THE BOARD OF DIRECTORS IN ADVANCE OF DECLARATION AND PAYMENT OF EACH PURSUANT TO THIS SUBPARAGRAPH (2) SHALL, WHEN SO ISSUED, BE DULY AUTHORIZED, VALIDLY ISSUED, FULLY PAID AND NON ASSESSABLE AND FREE OF ALL LIENS AND CHARGES.

        (C) NOTWITHSTANDING ANYTHING CONTAINED HEREIN TO FLUE CONTRARTY, NO DIVIDENDS ON SHARES OF COMMON STOCK SHALL BE DECLARED BY THE BOARD OF DIRECTORS OR PAID OR SET APART FOR PAYMENT BY THE CORPORATION AT ANY TIME THAT SUCH DECLARATION, PAYMENT OR SETTING APART IS PROHIBITED BY APPLICABLE LAW,

  (3)   STOCK  SPLITS  RELATING  TO  THE COMMON STOCK. EXECPT  AS
        EXPRESSLY PROVIDED IN SUBPARAGRAPH (2) ABOVE, THE CORPORATION SHALL NOT IN ANY MANNER SUBDIVIDE (BY ANY STOCK SPLIT RECLASSIFICATION STOCK DIVIDEND RECAPITALIZATION OR OTHERWISE) OR COMBINE THE OUTSTANDING SHARES OF ONE CLASS OF COMMON STOCK UNLESS THE
        OUTSTANDING SHARES OF BOTH CLASSES OF COMMON STOCK SHALL BE PROPORTIONATELY SUBDIVIDED OR COMBINED.

  (4)   LIQUIDATION RIGHTS  OF THE  COMMON STOCK. IN THE EVENT OF
        ANY VOLUNTARY OR INVOLUNTARY LIQUIDATION. DISSOLUTION, OR WINDING UP OF THE CORPORATION AFTER DISTRIBUTION IN FILL OF THE PREFERENRIAL AMOUNTS IF ANY TO BE DISTRIBUTED TO THE HOLDERS OF SHARES OF THE PREFERRED STOCK OR ANY SERIES THEREOF, THE HOLDERS OF SHARES OF COMMON STOCK SHALL BE ENTITLED TO RECEIVE ALL OF THE REMAINING ASSETS OF THE CORPORATION AVAILABLE FOR DISTRIBUTION TO ITS STOCKHOLDERS RATABLY IN PROPORTION TO THE NUMBER OF SHARE OF COMMON STOCK HELD BY THEM. A LIQUIDATION DISSOLUTION OR WINDING UP OF THE CORPORATION AS SUCH TERMS ARE USED IN THIS SUBPARAGRAPH (4) SHALL NOT BE DEEMED TO BE OCCASIONED BY OR TO INCLUDE ANY CONSOLIDATION OR MERGER OF THE CORPORATION WITH OR INTO ANY OTHER CORPORATION OR CORPORATIONS OR OTHER ENTITY OR A SALE, LEASE
        EXCHANGE  OR  CONVEYANCE  OF  ALL  OR  A  PART OF THE ASSETS OF  THE
        CORPORATION .

  (5)   VOTING RIGHTS OF THE COMMON STOCK

        (A)   THE HOLDER OF THE CLASS A COMMON STOCK AND THE CLASS
              B COMMON STOCK SHALL VOTE AS A SINGE CLASS ON ALL MATTERS SUBMITTED TO A VOTE OF THE STOCKHOLDERS WITH EACH SHARE OF CLASS A COMMON STOCK BEING ENTITLED TO ONE (1) VOTE AND EACH SHARE OF CLASS B COMMON STOCK BEING ENTITLED TO TWENTY (20) VOTES EXCEPT AS OTHERWISE PROVIDED BY LAW.

        (B) NO HOLDER OF COMMON STOCK SHALL BE ENTITLED TO PREEMPTIVE OR SUBSCRIPTION RIGHTS.

  (6) CONSIDERATION ON MERGER. CONSOLIDATION ETC. IN ANY MERGER CONSOLIDATION, OR BUSINESS COMBINATION, THE CONSIDERATION TO BE. RECEIVED PER SHARE BY THE HOLDERS OF CLASS A. COMMON STOCK AND CLASS B COMMON STOCK MUST BE IDENTICAL FOR EACH CLASS OF STOCK, EXCEPT THAT IN ANY SUCH TRANSACTION IN WHICH SHARES OF COMMON STOCK ARE TO BE DISTRIBUTED SUCH SHARES MAY DIFFER AS TO VOTING RIGHTS TO THE EXTENT THAT VOTING RIGHTS NOW DIFFER AMONG THE CLASS A COMMON STOCK AND THE CLASS B COMMON STOCK.

 PREFERRED STOCK

        SHARES OF THE PREFERRED  STOCK MAY  BE ISSUED FROM TIME TO TIME
        IN ONE OR MOST SERIES , THE SHARES OF EACH SERIES TO HAVE SUCH VOTING POWERS FULL OR LIMITED, OR NO VOTING POWERS AND SUCH DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS, END QUALIFICATIONS LIMITATIONS OR RESTRICTIONS THEREOF AS SHALL BE STATED AND EXPRESSED IN A RESOLUTION OR RESOLUTIONS PROVIDING FOR THE ISSUE OF SUCH SERIES BY THE BOARD OF DIRECTORS OF THE CORPORATION. THE BOARD OF DIRECTORS OF THE
        CORPORATION IS HEREBY EXPRESSLY AUTHORIZED SUBJECT TO THE LIMITATIONS PROVIDED BY LAW NO ESTABLISH AND DESIGNATE SERIES OF THE PREFERRED STOCK TO FIX THE NUMBER OF SHARES CONSTITUTING EACH SERIES AND TO FIX THE DESIGNATIONS AND THE RELATIVE POWERS, RIGHTS, PREFERENCES AND LIMITATIONS OF THE SHARES OF EACH SERIES AND THE VARIATIONS IN THE RELATIVE POWERS, RIGHTS, PREFENENCES AND LIMITATIONS AS BETWEEN SERIES AND TO INCREASE AND TO DECREASE THE NUMBER OF SHARES CONSULTING EACH SERIES .


      IN WITNESS WHEREOF PILGRIM'S PRIDE CORPORATION   CAUSED  THIS CERTIFICATE
TO BE EXECUTED BY LONNIE A. PILGRIM ITS AUTHORIZED OFFICER ON THE 20TH DAY OF JULY 1999



                                           PILGRIM'S PRIDE CORPORATION

                                            /s/ Lonnie A. Pilgrim

                                           _________________________________
                                           LONNIE  A. PILGRIM, CHAIRMAN OF THE
                                           BOARD OF DIRECTORS






                      CERTIFICATE OF OWNERSHIP AND MERGER
                                    MERGING
                 PILGRIM'S PRIDE CORPORATION OF VIRGINIA, INC.

                          PILGRIM'S PRIDE CORPORATION

                        PURSUANT TO SECTION 253 OF THE
               GENERAL CORPORATION LAW OF THE STATE OF DELAWARE

           PILGRIM'S PRIDE CORPORATION, A CORPORATION ORGANIZED AND EXISTING UNDER AND BY VIRTUE OF THE GENERAL CORPORATION LAW OF THE STATE OF DELAWARE (THE "CORPORATION"), DOES HEREBY CERTIFY' THAT:


           1. THE NAME AND THE STATE OF INCORPORATION OF EACH OF THE CONSTITUENT CORPORATIONS (HEREIN SO CALLED) IN THE MERGER IT AS FOLLOWS


                 NAME OF CORPORATION                   STATE
                 PILGRIM PRIDE CORPORATION              DELAWARE
                                                                   PILGRIM'S
PRIDE CORPORATION OF VIRGINIA, INC.
VIRGINIA

           2. THE CORPORATION OWNS ALL OF THE OUTSTANDING SHARES OF CAPITAL STOCK OF PILGRIM% PRIDE CORPORATION OF VIRGINIA, INC.. A VIRGINIA CORPORATION.


           3. THE CORPORATION, BY A CONSENT IN WRITING EXECUTED BY ITS BOARD OF DIRECTORS, A COPY OF WHICH IS ATTACHED HERETO AS EXHIBIT "A" AND DULY ADOPTED ON THE 16TH DAY OF JULY, 2001, DETERMINED TO MERGE PILGRIM'S PRIDE CORPORATION OF VIRGINIA, INC. WITH AND INTO ITSELF ON THE CONDITIONS SET FORTH IN SODA RESOLUTIONS.


           4. THE CORPORATION SHALL BE THE SURVIVING CORPORATION IN THE MERGER AND THE NAME OF THE CORPORATION AS THE SURVIVING CORPORATION SHALL CONTINUE TO BE PILGRIM'S PRIDE CORPORATION" (THE SURVIVING CORPORATION)



           5. THE CERTIFICATE OF INCORPORATION OF THE CORPORATION AS IN EFFECT IMMEDIATELY PRIOR TO THE EFFECTIVE TIME (AS DEFINED HEREIN) SHALL CONSTITUTE THE CERTIFICATE OF INCORPORATION OF THE SURVIVING CORPORATION.

           6. THE MERGE SHALL BECOME EFFECTIVE ON JULY 17, 2001, AT 11:59 P.M. (EASTERN TIME) (THE 'EFFECTIVE TIME") IN ACCORDANCE WITH THE PROVISIONS OF SECTION 103(D) OF THE GENERAL CORPORATION LAW OF THE STATE OF DELAWARE



           IN WITNESS WHEREOF, THIS CERTIFICATE WAS EXECUTED FOR AND ON BEHALF AND BRA THE NAME OF THE UNDERSIGNED CORPORATION ON JULY 16,2001.
                                  PILGRIM'S PRIDE CORPORATION



                                  BY:_________________________________
                                       NAME: RICHARD A. COGDILL
                                       TITLE EXECUTIVE VICE PRESIDENT
                                       CHIEF FINANCIAL OFFICER
                                       SECRETARY AND TREASURER






                                   EXHIBIT A

                           UNANIMOUS WRITTEN CONSENT
                           OF THE BOARD OF DIRECTORS
                                      OF
                          PILGRIM'S PRIDE CORPORATION

                           DATED AS OF JULY16, 2001

           THE UNDERSIGNED, BEING ALL OF THE MEMBERS OF THE BOARD OF DIRECTORS OF PILGRIM'S PRIDE CORPORATION. A DELAWARE CORPORATION (THE "CORPORATION"), HEREBY, PURSUANT TO THE PROVISIONS OF SECTIONS 141(F) AND 253 OF THE DELAWARE GENERAL CORPORATION LAW (DGCL"). CONSENT TO, APPROVE AND ADOPT THE FOLLOWING RESOLUTIONS AND EACH AND EVERY ACTION EFFECTED THEREBY.

           WHEREAS, IT IS PROPOSED THAT PILGRIM'S PRIDE CORPORATION OF VIRGINIA, INC., A VIRGINIA CORPORATION AND A WHOLLY OWNED SUBSIDIARY OF THE CORPORATION ("SUBSIDIARY"), MERGE WITH AND INTO THE CORPORATION (THE "MERGER"); AND

           WHEREAS, THE BOARD OF DIRECTORS OF THE CORPORATION HAS DETERMINED THAT IT IS ADVISABLE AND IN THE BEST INTEREST OF THE CORPORATION THAT SUBSIDIARY MERGE WITH AND INTO THE CORPORATION, WITH THE CORPORATION BEING THE SURVIVING CORPORATION UNDER THE NAME OF "PILGRIM'S PRIDE CORPORATION".

           RESOLVED, THAT SUBSIDIARY MERGE WITH AND INTO THE CORPORATION PURSUANT TO THE FOLLOWING TERMS AND PROVISIONS:

                 (A) IN ACCORDANCE WITH SECTION 253 OF THE DGCL AND AS A WHOLLY OWNED SUBSIDIARY OF THE CORPORATION. SUBSIDIARY SHALL BE MERGED WITH AND INTO THE CORPORATION EFFECTIVE ON JULY 17, 2001, AT 11:59 P.M. (EASTERN TIME) (THE EFFECTIVE TIME");

                 (B) AS A RESULT OF THE MERGER, THE OUTSTANDING SHARES OF CAPITAL STOCK OF SUBSIDIARY SHALL BE CANCELED, THE SEPARATE CORPORATE EXISTENCE OF SUBSIDIARY SHALL CEASE, AND THE CORPORATION WILL BE THE SURVIVING CORPORATION IN THE MERGER (THE "CORPORATION");

                 C) EACH SHARE OF CAPITAL STOCK OF THE CORPORATION ISSUED AND OUTSTANDING IMMEDIATELY PRIOR TO THE EFFECTIVE TIME SHALL REMAIN OUTSTANDING AND SHALL CONSTITUTE THE ONLY OUTSTANDING SHARES OF CAPITAL STOCK OF THE SURVIVING CORPORATION.

                 D) THE CERTIFICATE OF INCORPORATION OF THE CORPORATION SHALL CONSTITUTE THE CERTIFICATE OF INCORPORATION OF THE SURVIVING CORPORATION;

                 E) THE NAME OF THE SURVIVING CORPORATION SHALL BE "PILGRIM'S PRIDE CORPORATION"; AND



                 F) THE CORPORATION SHALL CAUSE THE MERGER TO BE CONSUMMATED BY FILING THE CERTIFICATE OF OWNERSHIP AND MERGER (THE "CERTIFICATE") WITH THE SECRETARY OF STATE OF THE STATE OF DELAWARE IN SUCH FORM AS IS REQUIRED BY, AND EXECUTED IN ACCORDANCE WITH, THE RELEVANT PROVISIONS OF THE DCCL, AND BY FILING ARTICLES OF MERGER (THE "ARTICLES") WITH THE STATE CORPORATION COMMISSION OF THE COMMNONWEALTH OF VIRGINIA IN SUCH FORM AS IS REQUIRED BY, AND EXECUTED IN ACCORDANCE WITH, THE RELEVANT PROVISIONS OF THE VIRGINIA STOCK CORPORATION ACT;

           RESOLVED, THAT SAID TERMS AND PROVISIONS ARE HEREBY RATIFIED, ADOPTED, APPROVED AND CONFIRMED;

           RESOLVED, THAT FURTHER TO SUCH RESOLUTIONS AND FOR PURPOSES OF COMPLIANCE WITH VIRGINIA LAW AND FOR INCLUSION IN THE ARTICLES:

           THE BOARD OF DIRECTORS OF THE CORPORATION, DETERMINING IT TO BE IN THE BEST INTEREST OF THE CORPORATION, HEREBY ADOPTS AND APPROVES THE FOLLOWING PLAN OF MERGER:

                  1. MERGER. PURSUANT TO 8 DEL C. 1953 & 253(A), AT THE EFFECTIVE TIME (AS DEFINED BELOW), PILGRIM'S PRIDE CORPORATION OF VIRGINIA, INC., A VIRGINIA CORPORATION ("PILGRIM'S OF VIRGINIA",
           SHALL BE MERGED (THE "MERGER") WITH AND INTO PILGRIM'S PRIDE CORPORATION, A DELAWARE CORPORATION ("PILGRIM'S"). PILGRIM'S SHALL CONTINUE IN EXISTENCE AS THE SURVIVING CORPORATION, AND THE SEPARATE CORPORATE EXISTENCE OF PILGRIM'S OF VIRGINIA SHALL CEASE.

                 2.   EFFECTIVE DATE.   PURSUANT TO 8 DEL C. 1953 & 103(D), THE
           EFFECTIVE TIME AND DATE OF THE MERGER SHALL BE 11:59 P.M., JULY 17, 2001 (THE "EFFECTIVE TIME").

                 3. EFFECT OF MERGER ON OUTSTANDING SHARES. AT THE EFFECTIVE TIME, EACH ISSUED AND OUTSTANDING SHARE OF COMMON STOCK OF PILGRIM'S OF VIRGINIA SHALL BE AUTOMATICALLY CANCELED AND CEASE TO EXIST.

                 4. CERTIFICATE OF INCORPORATION AND BYLAWS. THE CERTIFICATE OF INCORPORATION AND BYLAWS OF PILGRIM'S IN EFFECT IMMEDIATELY PRIOR TO THE EFFECTIVE TIME SHALL REMAIN IN EFFECT UNTIL THEREAFTER AMENDED AS PROVIDED BY LAW.

           RESOLVED, THAT THE PROPER OFFICERS OF THE CORPORATION BE, AND EACH IS, HEREBY AUTHORIZED, EMPOWERED, AND DIRECTED, FOR AND ON BEHALF AND IN THE NAME OF THE CORPORATION, TO EXECUTE AND DELIVER THE CERTIFICATE FOR FILING WITH THE SECRETARY OF STATE OF THE STATE OF DELAWARE IN ACCORDANCE WITH THE RELEVANT PROVISIONS OF DELAWARE LAW AND THE ARTICLES FOR FILING WITH THE STATE CORPORATION COMMISSION OF THE COMMONWEALTH OF VIRGINIA IN ACCORDANCE WITH THE RELEVANT PROVISIONS OF VIRGINIA LAW;


           RESOLVED, THAT THE OFFICERS OF THE CORPORATION ARE HEREBY SEVERALLY AUTHORIZED (A) TO SIGN, EXECUTE, CERTIFY, VERIFY, ACKNOWLEDGE, DELVER, ACCEPT, FILE, AND RECORD ANY AND ALL INSTRUMENTS AND DOCUMENTS, AND (B) TO TAKE, OR CAUSE TO BE TAKEN, ANY AND ALL SUCH ACTIONS, IN THE NAME AND ON BEHALF OF THE CORPORATION, AS (IN SUCH OFFICERS' JUDGMENT) SHALL BE NECESSARY, DESIRABLE OR APPROPRIATE IN ORDER TO EFFECT THE PURPOSES OF THE FORGOING RESOLUTIONS AND THE TRANSACTIONS CONTEMPLATED THEREBY; AND

           RESOLVED, THAT ANY AND A11 ACTION TAKEN BY ANY PROPER OFFICERS OF THE CORPORATION PRIOR TO THE DATE THIS CONSENT IS ACTUALLY EXECUTED IN EFFECTING THE PURPOSES OF THE FOREGOING RESOLUTIONS IS HEREBY RATIFIED, APPROVED. CONFIRMED, AND ADOPTED IN ALL RESPECTS.


       IN WITNESS WHEREOF, THE UNDERSIGNED DIRECTORS OF THE CORPORATION HAVE EXECUTED THIS CONSENT AS OF THE DATE FIRST ABOVE WRITTEN.



                                    /S/ LONNIE "BO" PILGRIM

                                    LONNIE "BO" PILGRIM


                                    /S/CLIFFORD E. BUTLER

                                    CLIFFORD E. BUTLER


                                    /S/ DAVID VAN LOOSE

                                    DAVID VAN HOOSE


                                       /S/ RICHARD A. COGDILL

                                    RICHARD A. COGDILL


                                    /S/ LONNIE KEN PILGRIM

                                    LONNIE KEN PILGRIM




                                    /S/ CHARLES L. BLACK

                                    CHARLES L. BLACK


                                    /S/ S. KEY COKER

                                    S. KEY COKER


                                    /S/ VANCE C. MILLER

                                    VANCE C. MILLER


                                    /S/ JAMES G. VETTER, JR.

                                    JAMES G. VETTER, JR.


                                    /S/ DONALD L. WASS, PH.D.

                                    DONALD L. WASS, PH.D.